Financial Instruments	6 Months Ended
Jun. 30, 2019
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments

19. FINANCIAL INSTRUMENTS

 Fair value of financial instruments

The carrying values of the Group’s cash and cash equivalents, time deposits with maturity more than three months, trade receivables, other current assets, short-term loans and borrowings, trade and accrued payables, other payables and accrued liabilities approximated to their fair values at the reporting date due to the short maturity of these instruments.

The fair value of the Group’s long term bank loans with floating interest rates approximated to the carrying amount as at 30 June 2019 and 31 December 2018.

The estimated fair value of the Group’s long-term guaranteed notes was approximately RMB142,145 million (31 December 2018: RMB134,583 million), which was determined by reference to the market price as at 30 June 2019.

Fair value hierarchy

The Group uses the following hierarchy that reflects the significance of the inputs used in making the fair value measurement:

Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities. Active markets are those in which transaction occur in sufficient frequency and volume to provide pricing information on an on-going basis.

Level 2: fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Instruments in this category include private equity funds and corporate wealth management products. The Group obtains information from sources of independent price publications, over-the-counter broker quotes and the fund management’s quotations as at the reporting date.

Level 3: fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs), or where the observable data does not support the majority of the instruments fair value.

As at 30 June 2019 and 31 December 2018, the Group held the following financial instruments measured at fair value for each hierarchy respectively:

	30 June 2019	Level 1	Level 2	Level 3

Assets measured at fair value
Other financial assets – current
Corporate wealth management products	131,033	–	131,033	–
Money market funds	23,572	23,572	–	–
Equity investments
Publicly traded investments – non-current*	752	752	–	–
Private equity fund – non-current*	1,765	–	–	1,765

	157,122	24,324	131,033	1,765

	31 December 2018	Level 1	Level 2	Level 3

Assets measured at fair value
Other financial assets – current
Corporate wealth management products	105,917	–	105,917	–
Money market funds	19,366	19,366	–	–
Equity investments
Publicly traded investments – non-current*	1,110	1,110	–	–

	126,393	20,476	105,917	–

*

All gains and losses included in other comprehensive income related to financial assets at fair value through other comprehensive income held at the end of the reporting period are reported as fair value change on equity investments designated as at fair value through other comprehensive income.

Financial assets classified within Level 3 are made up of Kerogen Energy Fund invested by the Group. Significant unobservable inputs are used to determine the fair value of the financial assets. As observable prices are not available, the fair value of the financial assets is derived by using valuation techniques, mainly including embedded terms of the instrument, bid offer price as well as valuations based on net asset value using the discounted cash-flow of each project or asset, having applied an appropriate risk factor for the stage of development of the project. The significant unobservable inputs used in the fair value measurement include net asset value, price to net asset value.

No amounts have been transferred between the different levels of the fair value hierarchy for the period.